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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 18, 1998


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1998, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4)


                                SUPERIOR BANK FSB
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             (Exact name of registrant as specified in its charter)


        United States               333-61691                  36-1414142
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                              60181
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(Address of Principal                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (630) 916-4000
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                                       -2-


Item 5.  OTHER EVENTS.

                  The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997 that are included in this Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement relating to AFC Mortgage Loan Asset Backed Certificates, Series 1998-4, is attached hereto as Exhibit 23.1.

                  The audited financial statements of FGIC as of December 31, 1997 and December 31, 1996, and for each of the years in the three-year period ended December 31, 1997 are attached hereto as Exhibit 99.1. The unaudited interim financial statements of FGIC as of June 30, 1998 are attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.
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         (a)      Financial Statements.
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                           Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                           Not Applicable.

         (c)      Exhibits
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                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.       Description
-----------       -----------       -----------
23.1              23                Consent of KPMG Peat Marwick LLP
99.1              99                Audited financial statements of FGIC as of
                                    December 31, 1997 and 1996, and for each of
                                    the years in the three-year period ended
                                    December 31, 1997
99.2              99                Unaudited interim financial statements of
                                    FGIC as of June 30, 1998





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                                       -3-


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SUPERIOR BANK FSB

                                           By:/s/ William C. Bracken
                                              ------------------------------
                                           Name:  William C. Bracken
                                           Title:   Senior Vice President
                                                    and Chief Financial Officer

Dated: November 18, 1998



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                                       -4-




                                  EXHIBIT INDEX
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Exhibit     Description
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23.1        Consent of KPMG Peat Marwick LLP
99.1 Audited Financial Statements of Financial Guaranty Insurance Company as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997
99.2 Unaudited Interim Financial Statements of Financial Guaranty Insurance Company as of June 30, 1998